MUTUAL FUND SERIES TRUST

Catalyst Dynamic Alpha Fund Class A: CPEAX Class C: CPECX Class I: CPEIX

June 15, 2017

The information in this Supplement amends certain information contained in the currently effective Prospectus for the Fund, dated November 1, 2016.

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The section of the Fund’s Prospectus entitled “PRINCIPAL INVESTMENT STRATEGIES – Manager-of-Managers Order” is hereby replaced in its entirety with the following:

Manager-of-Managers Order (Catalyst/Lyons Tactical Allocation Fund, Catalyst Buyback Strategy Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst MLP & Infrastructure Fund, Catalyst IPOx Allocation Fund Only and Catalyst Dynamic Alpha Fund)

The Trust and the Advisor have applied for and obtained an exemptive order (the “Order”) from the SEC that would permit the Advisor, with the Trust’s Board of Trustees’ approval, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The Order permits the Advisor, subject to the approval of the Board of Trustees, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2016, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.